UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 13, 2023

Farmer Bros. Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34249	95-0725980
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1912 Farmer Brothers Drive, Northlake, Texas 76262
(Address of Principal Executive Offices) (Zip Code)

682-549-6600

(Registrant’s Telephone Number, Including Area Code)

None

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	FARM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 13, 2023, Farmer Bros. Co., a Delaware corporation (the “Company”), approved the grant to John Moore, the Company’s Head of Coffee and, effective October 1, 2023, the interim Chief Executive Officer, of an award of restricted stock units with a value of $100,000 under the Company’s 2017 Long-Term Incentive Plan, with the number of restricted stock units to be determined by dividing the value by the closing stock price on September 15, 2023. This award will ratably vest over a three-year period on each anniversary of September 15, 2023, subject to Mr. Moore’s continued employment with the Company. In addition, effective October 1, 2023, Mr. Moore’s base salary will increase to $400,000 in connection with his service as the Company’s interim Chief Executive Officer.

In addition, on September 13, 2023, the Company entered into a Retention Agreement with Brad Bollner, the Company’s Vice President of Finance and, effective October 1, 2023, the Company’s interim Chief Financial Officer (the “Bollner Retention Agreement”). Pursuant to the terms of the Bollner Retention Agreement, Mr. Bollner is entitled to cash payments equal to an aggregate of $50,000 (the "Bollner Retention Bonus"), provided that Mr. Bollner remains an employee through each applicable payment date. The Bollner Retention Bonus will be paid as follows: $25,000 on March 15, 2024 and $25,000 on September 13, 2024. If Mr. Bollner is not an employee of the Company on any of the Bollner Retention Bonus payment dates, he will not be eligible to receive any remaining portion of the Bollner Retention Bonus.

Also on September 13, 2023, the Company entered into a Retention Agreement with Jared Vitemb, the Company’s Vice President, General Counsel, Secretary and Chief Compliance Officer (the “Vitemb Retention Agreement”). Pursuant to the terms of the Vitemb Retention Agreement, Mr. Vitemb is entitled to a one-time cash payment of $157,500 following the execution of the Vitemb Retention Agreement.

The foregoing descriptions of the Bollner Retention Agreement and the Vitemb Retention Agreement are qualified in their entirety by reference to the text of the Retention Agreements, which will be filed with the Company’s periodic report on Form 10-Q for the quarter ended September 30, 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2023

FARMER BROS. CO.

By:	/s/ Jared Vitemb
Jared Vitemb
VP, General Counsel, Secretary and Chief Compliance Officer